DREYFUS REAL ESTATE MORTGAGE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Real Estate Mortgage Fund. Since the Fund's inception on 9/30/97 through its fiscal period ended October 31, 1997, your Fund achieved a total return, including share price changes and dividend income, of 1.52%.*
THE ECONOMY
    With the level of inflation as low as it has been since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
MARKET ENVIRONMENT
Fixed Income Market
    The month of October was pivotal for interest rates. The 10-year rate managed to cross the 6.00% level (generally considered a psychological barrier), ending the month at 5.83%. This is the lowest absolute level of rates seen since December 1995. The decline in rates occurred largely due to pressure from international markets, October saw a 50% correction in the Hong Kong stock market, which triggered a general flight-to-quality movement among asset allocators, taking place worldwide. Hence many worried investors sought the credit protection and capital protection of the U.S. Treasury market.
    As U.S. Treasuries rallied to new lows in interest rates, so did corporate bonds and mortgage-backed securities. In general, mortgages performed strongly, with the Salomon Brothers Mortgage Index posting a 1.075% gain for the month.
While values increased, the spread on both mortgage-backed securities and corporate bonds did widen as compared with U.S. Treasuries. This lag typically occurs when the market begins to demand a higher yield spread for taking on either corporate credit or mortgage prepayment risk. In line with this market trend, spreads on both REIT debt and commercial mortgage-backed securities were wider by 10 to 25 basis points versus comparable-term Treasuries. The near-record issuance of new securities by Wall Street investment banks put pressure on both sectors, so that new supply had to be offered at wider spreads than existing issues to clear the market, creating a buying opportunity for new investors.
    On the credit side of the mortgage-backed securities market, both commercial and residential deals continued to show improvement. For example, in the commercial real estate mortgage market, delinquencies reached their lowest levels ever in the office and hotel sectors. In the REIT bond market, investors continued to see more upgrades on corporate debt ratings, with most REITs now having investment-grade credit ratings.
Real Estate Equity Market
    The REIT equity market also saw record levels of new supply. In October, $3.3 billion of new REIT equity was sold to investors. This is the single largest amount of new REIT equity ever issued in a single month. It also puts the 1997 total net new supply at $15 billion year-to-date, more than twice the total issuance ($6.6 billion) for all of 1996. REITs were not the only equity sector to experience large supply - almost all small cap equity sectors posted similar issuance volume.
PORTFOLIO OVERVIEW
    In the Fund's first month of operation we chose our investments carefully, seeking to maintain a relatively conservative market position. We looked for opportunities to invest at attractive prices. We were able to make a 14.6% allocation to commercial mortgage-backed securities. We took advantage of the wider spreads to make a 22.3% allocation to REIT debt securities. In this sector we chose to focus on 10-year noncallable bonds in both the hotel and office sectors. In particular, we invested in the office REIT, Crescent Real Estate Equities, and the hotel REIT, FelCore Suites L.P. For the fixed income portion of the Fund, we purchased a 20.8% position in lower-rated mortgage-backed securities, and we also maintained a 7.8% position in long-term Treasuries.
    On the equity side of the portfolio, we allocated 17.6% of the Fund to REIT stocks. As with our REIT debt positions, we chose to focus on the office and hotel sectors. In the office sector, we chose to focus on urban center office REITs. In the urban centers of America, our research has shown continued high demand for office space and relatively static supply. We chose both Boston Properties and SL Green Realty for their strong management and their focus on Boston and New York City office properties. In the hotel sector, the demand for hotel rooms has grown with the economy. We like the full-service hotel sector in particular. As the wealth effect has increased tourism and business travel, a shortage of hotel rooms has developed around the country. Here we chose Patriot American Hospitality, the owner of the Wyndham and Carnival Hotel chains, both for its unique paired-share tax status and its upscale full-service hotel brands. We continue to have a flat market outlook in most REIT stocks at this time, and we expect to continue to underweight the sector.

    As this new Fund takes shape, it is our hope to be able to continue to take advantage of market opportunities while also seeking to maintain high current yields and an optimal total return from a diversified portfolio of real estate investments. As 1997 comes to a close, we anticipate many new opportunities continuing to become available within the real estate markets. It is our conviction that the U.S. real estate mortgage market will continue to offer long-term value to the diversified investor.
                              Very truly yours,

                          [Michael Hoeh signature logo]

                              Michael Hoeh
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF INVESTMENTS                                                                        OCTOBER 31, 1997
                                                                                           Principal
Bonds and Notes-85.8%                                                                        Amount                Value
                                                                                         ____________           ____________
      Commercial Mortgage-
                      Backed-14.6%  DLJ Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-CF2, Cl. B3TB, 6.99%, 2009............ $     500,000 (a)      $     484,844
                                    GS Mortgage Securities Corp. II,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-GL, Cl. G., 7.823%, 2030..............     1,000,000 (b)          1,030,580
                                                                                                                ____________
                                                                                                                   1,515,424
                                                                                                                ____________
         Real Estate Investment
                       Trust-22.3%  Crescent Real Estate Equities,
                                       Notes, 7 1\8%, 2007.............................       500,000 (a)            504,350
                                    FelCor Suites L.P.,
                                       Sr. Notes, 7 5\8%, 2007.........................       500,000 (a)            501,838
                                    Spieker Properties,
                                       Medium-Term Notes, 8%, 2005.....................       750,000                811,275
                                    Tanger Properties L.P.,
                                       Unsecured Notes
                                       (Gtd. by Tanger Factory Outlet Centers)
                                       7 7\8%, 2004....................................       500,000                503,563
                                                                                                                ____________
                                                                                                                   2,321,026
                                                                                                                ____________
          Residential Mortgage-
                      Backed-20.8%  BA Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-1, Cl. B4, 7 1\2%, 2026...............       671,872 (a)            481,438
                                    Norwest Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-10, Cl. B2, 7 5\8%, 2027..............       499,000                511,124
                                       Ser. 1997-17:
                                         Cl. B4, 7 1\4%, 2027..........................       875,000                608,440
                                         Cl. B5, 7 1\4%, 2027..........................     1,050,582                349,319
                                       Ser. 1997-20, Cl. B4, 6 3\4%, 2012..............       255,000 (a,c)          210,454
                                                                                                                ____________
                                                                                                                   2,160,775
                                                                                                                ____________
              U.S. Government-7.8%  U.S. Treasury Bonds,
                                       6 3\8%, 8/15/2027...............................       300,000 (d)            308,812
                                    U.S. Treasury Notes,
                                       5 3\4%, 10/31/2002..............................       500,000 (d)            500,664
                                                                                                                ____________
                                                                                                                     809,476
                                                                                                                ____________

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1997
                                                                                           Principal
Bonds and Notes (continued)                                                                  Amount                Value
                                                                                         ____________           ____________
U.S. Government Agencies/
             Mortgage-Backed-20.3%  Federal Home Loan Mortgage Corp.,
                                       Modifiable and Combinable
                                       Real Estate Mortgage Investment Conduit,
                                       Stripped Securities, Interest Only Class:
                                         Ser. 1987, Cl. PI, 7%, 9/15/2012..............  $  1,300,000 (e)      $     364,406
                                         Ser. 1995, Cl. PY, 7%, 10/15/2027.............       875,000 (e)            389,375
                                         Ser. 1999, Cl. PW, 7%, 8/15/2026..............     2,500,000 (e)            684,375
                                    Federal National Mortgage Association,
                                       Real Estate Mortgage Investment Conduit,
                                       Stripped Securities, Interest Only Class,
                                       Ser. 1993-119, Cl. JA, 7%, 5/25/2019............     2,405,776 (e)            192,679
                                     Government National Mortgage Association I,
                                       6 3\4%, 1/15/2034...............................       490,230                486,092
                                                                                                                ____________
                                                                                                                   2,116,927
                                                                                                                ____________
                                     TOTAL BONDS AND NOTES
                                       (cost $8,857,163)...............................                         $  8,923,628
                                                                                                                ____________
                                                                                                                ____________
Equity-Related Securities-24.6%                                                              Shares
                                                                                         ____________

Common Stocks-17.6%

     Real Estate Investment Trust:  Alexandria Real Estate Equities....................         5,000          $     137,188
                                    Avalon Properties..................................         3,000                 88,125
                                    Boston Properties..................................         5,000                160,000
                                    Crescent Real Estate Equities......................         5,000                180,000
                                    Equity Office Properties Trust.....................         6,000                183,375
                                    Equity Residential Properties Trust................         3,000                151,500
                                    FelCor Suite Hotels................................         3,000                109,875
                                    Patriot American Hospitality.......................         6,000                198,000
                                    SL Green Realty....................................         7,000                175,437
                                    Simon DeBartolo Group..............................         7,000                216,563
                                    Vornado Realty Trust...............................         5,000                223,125
                                                                                                                ____________
                                                                                                                   1,823,188
                                                                                                                ____________

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1997
Equity-Related Securities (continued)                                                        Shares                Value
                                                                                         ____________           ____________
Convertible Preferred Stocks-7.0%
            Real Estate Investment
                            Trust;  Federal Realty Investors Trust,
                                       Cum., 7.95%.....................................        30,000          $     729,375
                                                                                                                ____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $2,637,380)...............................                         $  2,552,563
                                                                                                                ____________
                                                                                                                ____________
Short-Term Investments-.9%
              U.S. Treasury Bills;  5.29%, 1/8/1998
                                      (cost $98,053)...................................  $     99,000 (d)    $        98,053
                                                                                                                ____________
                                                                                                                ____________
TOTAL INVESTMENTS (cost $11,592,596)...................................................        111.3%            $11,574,244
                                                                                              _______           ____________
                                                                                              _______           ____________
LIABILITIES, LESS CASH AND RECEIVABLES.................................................        (11.3%)          $ (1,178,123)
                                                                                              _______           ____________
                                                                                              _______           ____________
NET ASSETS.............................................................................        100.0%            $10,396,121
                                                                                              _______           ____________
                                                                                              _______           ____________
Notes to Statement of Investments:
    (a)  Security exempt from registration under Rule 144A of the Securities
   Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31,
   1997, these securities amounted to $1,972,470 or 19.0% of net assets.
    (b)  Variable rate security- the interest rate is subject to change periodically.
    (c)  Purchased on a forward commitment basis.
    (d)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (e)  Reflects notional face.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      OCTOBER 31, 1997
                                                                                              Cost                  Value
                                                                                         ____________           ____________
ASSETS:                          Investments in securities-See Statement of Investments   $11,592,596            $11,574,244
                                 Receivable for investment securities sold..                                       2,173,469
                                 Interest and dividends receivable..........                                         106,460
                                 Receivable for shares of Beneficial Interest subscribed                              20,000
                                 Prepaid expenses...........................                                          83,479
                                 Due from The Dreyfus Corporation and affiliates                                      18,271
                                                                                                                ____________
                                                                                                                  13,975,923
                                                                                                                ____________
LIABILITIES:                     Due to Distributor.........................                                           2,156
                                 Cash overdraft due to Custodian............                                         483,355
                                 Payable for investment securities purchased                                       2,986,939
                                 Accrued expenses and other liabilities.....                                         107,352
                                                                                                                ____________
                                                                                                                   3,579,802
                                                                                                                ____________
NET ASSETS..................................................................                                     $10,396,121
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                     $10,242,097
                                 Accumulated undistributed investment income-net                                      47,994
                                 Accumulated net realized gain (loss) on investments                                 124,382
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                                (18,352)
                                                                                                                ____________
NET ASSETS..................................................................                                     $10,396,121
                                                                                                                ============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       819,377
NET ASSET VALUE, offering and redemption price per share-Note 2(d)..........                                          $12.69
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                                         $  48,792
                                 Cash dividends.............................                         7,211
                                                                                                __________
                                       Total Income.........................                                         $  56,003
EXPENSES:                        Management fee-Note 3(a)...................                         5,784
                                 Auditing fees..............................                        13,600
                                 Registration fees..........................                         2,905
                                 Shareholder servicing costs-Note 3(b)......                         2,358
                                 Trustees' fees and expenses-Note 3(c)......                         2,305
                                 Legal fees.................................                         2,000
                                 Prospectus and shareholders' reports.......                         1,000
                                 Custodian fees-Note 3(b)...................                           767
                                 Miscellaneous..............................                         1,948
                                                                                                __________
                                       Total Expenses.......................                        32,667
                                 Less-expense reimbursement from the Manager due to
                                     undertakings-Note 3(a).................                       (24,658)
                                                                                                __________
                                       Net Expenses.........................                                             8,009
                                                                                                                   ___________
INVESTMENT INCOME-NET.......................................................                                            47,994
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $124,382
                                 Net unrealized appreciation (depreciation) on investments         (18,352)
                                                                                                __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           106,030
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $154,024
                                                                                                                   ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
OPERATIONS:
  Investment income-net....................................................               $        47,994
  Net realized gain (loss) on investments..................................                       124,382
  Net unrealized appreciation (depreciation) on investments................                       (18,352)
                                                                                            _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                       154,024
                                                                                            _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................                    10,243,097
  Cost of shares redeemed..................................................                        (1,000)
                                                                                            _____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    10,242,097
                                                                                            _____________
      Total Increase (Decrease) in Net Assets..............................                    10,396,121
NET ASSETS:
  Beginning of Period......................................................                       ----
                                                                                            _____________
  End of Period............................................................                   $10,396,121
                                                                                            =============
UNDISTRIBUTED INVESTMENT INCOME-NET........................................               $        47,994
                                                                                            _____________
CAPITAL SHARE TRANSACTIONS:                                                                      Shares
                                                                                            _____________
  Shares sold..............................................................                       819,457
  Shares redeemed..........................................................                           (80)
                                                                                            _____________
    Net Increase (Decrease) in Shares Outstanding..........................                       819,377
                                                                                            =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from September 30, 1997
(commencement of operations) to October 31, 1997. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period....................................                   $12.50
                                                                                               ______
    Investment Operations:
    Investment income-net...................................................                      .06
    Net realized and unrealized gain (loss)
      on investments........................................................                      .13
                                                                                               ______
    Total from Investment Operations........................................                      .19
                                                                                               ______
    Net asset value, end of period..........................................                   $12.69
                                                                                               ======
TOTAL INVESTMENT RETURN.....................................................                    17.34%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                      .90%(1)
    Ratio of net investment income to average net assets....................                     5.39%(1)
    Decrease reflected in above expense ratio
      due to undertaking by the Manager.....................................                     2.77%(1)
    Portfolio Turnover Rate.................................................                   244.61%(3)
    Net Assets, end of period (000's Omitted)...............................                  $10,396
(1)  Annualized.
(2)  Exclusive of redemption fee.
(3)  Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Real Estate Mortgage Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of October 31, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 800,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS REAL ESTATE MORTGAGE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under either line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 30, 1997 through October 31, 1997, to reduce the management fee paid by, or reimburse such excess expenses of the Fund to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .90 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $24,658 for the period ended October 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $2,225 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $14 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $767 pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1997, amounted to $39,449,530 and $28,072,242, respectively.
    At October 31, 1997, accumulated net unrealized depreciation on investments was $18,352, consisting of $84,346 gross unrealized appreciation and $102,698 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS REAL ESTATE MORTGAGE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Real Estate Mortgage Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Real Estate Mortgage Fund (one of the Funds constituting Dreyfus Income Funds) as of October 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the period from September 30, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Real Estate Mortgage Fund at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 30, 1997 to October 31, 1997, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 17, 1997


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS REAL ESTATE MORTGAGE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                           045AR9710
Real Estate
Mortgage Fund
Annual Report
October 31, 1997
Registration Mark
[Dreyfus logo]